EXHIBIT 23



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report on the financial statements of Energetics Incorporated included in this Form 8-K/A, into VSE Corportion's previously filed registration statement on Form S-8 file number 2-83255.


                                                        ARTHUR ANDERSEN LLP




Washington, D.C.,
November 9, 1995